BOSTON TRUST ASSET MANAGEMENT FUND

BOSTON TRUST EQUITY FUND

BOSTON TRUST MIDCAP FUND

BOSTON TRUST SMALL CAP FUND

BOSTON TRUST SMID CAP FUND

WALDEN ASSET MANAGEMENT FUND

WALDEN EQUITY FUND

WALDEN MIDCAP FUND

WALDEN SMID CAP INNOVATIONS FUND

WALDEN SMALL CAP INNOVATIONS FUND

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2012

As Supplemented August 31, 2012

As Supplemented October 19, 2012

This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for Boston Trust Asset Management Fund (formerly, Boston Trust Balanced Fund), Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund (formerly, Walden Balanced Fund), Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (collectively, the “Funds”), dated the same date as the date hereof (each a “Prospectus”). The Funds are separate investment portfolios of The Boston Trust & Walden Funds (the “Trust”), an open-end investment management company. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing the Boston Trust Mutual Funds c/o Boston Trust Investment Management, Inc. at One Beacon Street, Boston, Massachusetts 02108, by telephoning toll free (800) 282-8782, ext. 7050 and on the Funds’ website at www.btim.com.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	3
Additional Information On Portfolio Instruments	3

INVESTMENT RESTRICTIONS	8
Portfolio Turnover	9

NET ASSET VALUE	10
Additional Purchase and Redemption Information	10

MANAGEMENT OF THE TRUST	11
Trustees and Officers	11
Investment Adviser	15
Portfolio Manager Information	17
Code of Ethics	19
Portfolio Transactions	19
Administrator and Fund Accounting Services	21
Distributor	23
Custodian	23
Transfer Agency Services	24
Independent Registered Public Accounting Firm	25
Legal Counsel	25

ADDITIONAL INFORMATION	26
Description Of Shares	26
Vote Of A Majority Of The Outstanding Shares	28
Additional Tax Information	28
Yields And Total Returns	32
Performance Comparisons	34
Proxy Voting	35
Disclosure of Fund Portfolio Holdings	35

MISCELLANEOUS	36

FINANCIAL STATEMENTS	36

STATEMENT OF ADDITIONAL INFORMATION

THE BOSTON TRUST & WALDEN FUNDS

The Boston Trust & Walden Funds (the “Trust”) is an open-end investment management company which currently offers its shares in separate series. The Trust was organized as a Massachusetts business trust on January 8, 1992. Prior to August 1, 2011, the Trust was known as The Coventry Group. Overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. An annual or special meeting of shareholders to conduct necessary business is not required by the Trust’s Declaration of Trust, the Investment Company Act of 1940 (the “1940 Act”) or other authority, except under certain circumstances. Absent such circumstance, the Trust does not intend to hold annual or special meetings. This Statement of Additional Information deals with ten such portfolios: Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Boston Trust SMID Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund and Walden Small Cap Innovations Fund (the “Funds”). Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Additional Information On Portfolio Instruments

The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

MONEY MARKET INSTRUMENTS. Money market instruments selected for investment by the Funds include high grade, short-term obligations, including those issued or guaranteed by the U.S. Government, its agencies and instrumentalities, U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances of U.S. banks (generally banks with assets in excess of $1 billion), repurchase agreements with recognized dealers and banks and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment are rated A-1 or A-1+ by S&P or P-1 by Moody’s, or, if unrated, of comparable quality as determined by the Adviser.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Under such agreements, the seller of a security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Funds together with the repurchase price on repurchase. In either case, the income to the Funds is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission (“SEC”) or exempt from such registration. The Funds will enter generally into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of the Funds’ net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Funds to the seller of the U.S. Government security subject to the repurchase agreement. In the event of the insolvency or default of the seller, the Funds could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. As with any unsecured debt instrument purchased for the Funds, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

There is also the risk that the seller may fail to repurchase the security. However, the Funds will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Funds plus accrued interest, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price

(including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

WHEN-ISSUED SECURITIES. The Funds are authorized to purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds. To the extent that assets of the Funds are held in cash pending the settlement of a purchase of securities, the Funds would earn no income; however, it is the Funds’ intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Funds do not believe that its net asset value or income will be affected adversely by its purchase of securities on a when-issued basis. The Funds will designate liquid securities equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

FOREIGN SECURITIES. Each Fund may invest up to 15% of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There can be no assurance that the Adviser will be able to anticipate these potential events and/or counter their impacts on a Fund’s share price.

Securities of foreign issuers may be held by the Funds in the form of American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”). These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. For more information, see “Depositary Receipts”.

Each Fund may invest without regard to the 15% limitation in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

DEBT SECURITIES AND RATINGS. Ratings of debt securities represent the rating agencies’ (as described below) opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.

If a security’s rating is reduced while it is held by the Funds, the Adviser will consider whether the Funds should continue to hold the security, but the Funds are not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.

The Funds reserve the right to invest up to 20% of their assets in securities rated lower than BBB- by Standard & Poor’s Ratings Group (“S&P”) or lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), but rated at least B- by S&P or B3 by Moody’s (or, in either case, if unrated, deemed by the Adviser to be of comparable quality). Lower-rated securities generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes, or perceived changes, in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could affect adversely their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is smaller and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a smaller and less actively-traded market.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Funds may have to replace the security with a lower-yielding security, resulting in a decreased return to investors. Also, because the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Funds may decline proportionately more than funds consisting of higher-rated securities. If the Funds experience unexpected net redemptions, they may be forced to sell their higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Funds and increasing the exposure of the Funds to the risks of lower-rated securities. Investments in zero-coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

GOVERNMENT SECURITIES. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”) and the Export-Import Bank, are supported by the full faith and credit of the U.S. Treasury; others, such as the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as the Federal Farm Credit Banks and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objectives and policies, each Fund may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets. The Funds will engage in futures contracts and related options only for hedging purposes and will not engage in such transactions for speculation or leverage.

Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Funds seek to close out an option position. If the Funds were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire worthless. If the Funds were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Funds forgo, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Funds, the Funds would not be able to close out the option. If restrictions on exercise were imposed, the Funds might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Funds is covered by an option on the same index purchased by the Funds, movements in the index may result in a loss to the Funds; such losses might be mitigated or exacerbated by changes in the value of the Funds’ securities during the period the option was outstanding.

Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Funds creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. Also, futures and options markets may not be liquid in all circumstances and certain over the counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Funds may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Funds will segregate liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Funds.

ILLIQUID AND RESTRICTED SECURITIES. The Funds may not invest more than 5% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between the Funds’ decision to dispose of such securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline. Securities which meet the requirements of Securities Act Rule 144A are restricted, but may be determined to be liquid by the Trustees, based on an evaluation of the applicable trading markets.

CONVERTIBLE SECURITIES. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CLOSED-END INVESTMENT COMPANIES. Each Fund may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as each Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses each Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A closed end fund in which a Fund invests may issue auction preferred shares (“APS”). The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. A Fund may not be able to sell its APS at an auction if the auction fails. An auction fails if there are more APS offered for sale than there are buyers. A closed end fund may not be obligated to purchase APS in an auction or otherwise, nor may the closed end fund be required to redeem APS in the event of a failed auction. As a result, a Fund’s investment in APS may be illiquid. In addition, if the Fund buys APS or elects to retain APS without specifying a dividend rate below which it would not wish to buy or continue to hold those APS, the Fund could receive a lower rate of return on its APS than the market rate.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and each Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by each Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund’s common shares in an attempt to enhance the current return to such closed-end Fund’s common shareholders. Each Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

DEPOSITARY RECEIPTS. Sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies, including those described under “Closed-End Investment Companies”, to the extent that such an investment would be consistent with the requirements of the 1940 Act and each Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, each Fund becomes a shareholder of that investment company. As a result, each Fund’s shareholders indirectly will bear each Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses each Fund’s shareholders directly bear in connection with each Fund’s own operations.

Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

Under Rule 12d1-1 under the 1940 Act, however, a Fund may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of the rule. Pursuant to Rule 12d1-2 under the 1940 Act, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund’s investment policies and (3) affiliated or unaffiliated money market funds as part of “cash sweep” arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

PREFERRED STOCK. Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to each Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to each Fund.

RIGHTS. Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to each Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

WARRANTS. Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to each Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s anticipated price within the life of the warrant.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Funds’ outstanding voting securities as defined in the 1940 Act. The Funds may not:

1.                                       Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, or (b) through the entry into a repurchase agreement.

2.                                       (a) Borrow money, except from banks for temporary or emergency purposes. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

(b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3.                                       Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (The Funds are not precluded from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

4.                                       Purchase or sell real estate, commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the prospectus and in this SAI).

5.                                       Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

6.                                       Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, forward or repurchase transactions.

7.                                       Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Funds would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Funds’ assets may be invested without regard to this limitation.

The Funds observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Funds may not:

1.                                       Purchase any security if as a result the Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of a single issuer.

2.                                       Invest in any issuer for purposes of exercising control or management.

3.                                       Invest in securities of other investment companies which would result in the Funds owning more than 3% of the outstanding voting securities of any one such investment company, Funds owning securities of another investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets, or Funds owning securities of investment companies in the aggregate which would exceed 10% of the value of the Funds’ total assets, except as permitted by the Investment Company Act of 1940 and the rules thereunder.

4.                                       Invest, in the aggregate, more than 5% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

5.                                       Invest more than 15% of its assets in securities of foreign issuers (including American Depositary Receipts with respect to foreign issuers, but excluding securities of foreign issuers listed and traded on a domestic national securities exchange).

6.                                       Invest in securities issued by any affiliate of the Adviser. If a percentage restriction described in the Prospectus or this Statement of Additional Information is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policies regarding borrowing and illiquid securities or as otherwise specifically noted.

Portfolio Turnover

The portfolio turnover rate for the Funds is calculated by dividing the lesser of the Funds’ purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates generally will result in higher transaction costs, including brokerage commissions, to the Funds and may result in additional tax consequences to the Funds’ Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

NET ASSET VALUE

As indicated in the Prospectus, the net asset value of the Funds is determined once daily as of the close of public trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. The New York Stock Exchange will not open inobservance of the following holidays: New Year’s Day, Martin Luther King, Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The Funds do not expect to determine the net asset value of their shares on any day when the Exchange is not open for trading, even if there is sufficient trading in portfolio securities on such days to materially affect the net asset value per share.

Investments in securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities are normally traded. Unlisted securities for which market quotations are readily available are valued at such market value. Securities and other assets for which quotations (i) are not readily available, or (ii) in the opinion of the Adviser, do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which they security is principally traded (but prior to the time the net asset value is calculated) that materially affects fair value, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Trustees of the Trust. Short-term securities (i.e., with maturities of 60 days or less) are valued at either amortized cost or original cost plus accrued interest, which approximates current value.

Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Funds do not provide prices, may be valued by the Trust using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Funds and the valuations so established will be reviewed by the Trust under the general supervision of the Trust’s Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each of the Funds are sold on a continuous basis by BHIL Distributors, Inc. (“BHIL”), and BHIL has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Fund, Shares may be purchased through procedures established by BHIL in connection with the requirements of accounts at the Adviser or the Adviser’s affiliated entities (collectively, “Entities”). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.

The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged service providers to manage and/or administer the day-to-day operations of the Funds and is responsible for overseeing such service providers. The Board is currently composed of four Trustees, three of whom are not an “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Chairman of the Board is an Independent Trustee. The Chairman’s responsibilities include, among other things, scheduling Board meetings, setting and prioritizing Board meeting agendas, serving as a point person for the exchange of information between management and the Board of Trustees, coordinating communications among the Trustees, and ensuring that the Board receives reports from management on essential matters.

INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS

Lucia B. Santini One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 10/2/1958	Trustee and President	Indefinite; Since May 2011	Managing Director, Boston Trust Investment Management, Inc., February, 2001 to present; Senior Vice President and Senior Portfolio Manager, Boston Trust & Investment Management Company (bank trust company), November 1993 to present.	9	None

*             Trustees and officers hold their positions until resignation or removal.

**           The “Fund Complex” consists of The Boston Trust and Walden Funds.

Ms. Santini is considered an “interested person” of the Trust as defined in the 1940 Act due to her employment with Boston Trust Investment Management, Inc., the Funds’ investment adviser.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS

Diane E. Armstrong 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: 7/2/1964	Trustee	Indefinite; Since November 2004	Managing Director of Financial Planning Services, WealthStone (financial planning firm), July, 2008 to present. Principal of King, Dodson Armstrong Financial Advisors, Inc. August, 2003 to July, 2008. Director of Financial Planning, Hamilton Capital Management. April, 2000 to August, 2003.	9	None

Michael M. Van Buskirk 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: 2/22/1947	Trustee and Chairman of the Board	Indefinite; Trustee since January, 1992. Chairman since January, 2006.	President and Chief Executive Officer, Ohio Bankers League. May, 1991 to present.	9	Advisers Investment Trust

James H. Woodward 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: 11/24/1939	Trustee	Indefinite; Since February, 2006	Chancellor Emeritus, University of North Carolina at Charlotte, August, 2005 to present. Chancellor, North Carolina State University, June, 2009 to April, 2010. Chancellor, University of North Carolina at Charlotte. July, 1989 to July, 2005.	9	None

*                    Trustees hold their position until their resignation or removal.

**                   The “Fund Complex” consists of The Boston Trust and Walden Funds.

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jennifer Ellis One Beacon Street, 33rd Floor Boston, MA 02108 Date of Birth: 7/29/1972	Treasurer	Indefinite; Since May, 2011

Chief Financial Officer/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010; Vice-President of Finance, Vesbridge Partners, June 2004 to June 2008

Curtis Barnes 100 Summer Street Boston, MA 02110 Date of Birth: 9/24/1953	Secretary	Indefinite; Since May, 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), August, 2007 to present; Vice President, BISYS Fund Services Ohio, Inc., July, 2004 to July, 2007.

Eric B. Phipps 3435 Stelzer Road Columbus, Ohio 43219 Date of Birth: 6/20/1971	Chief Compliance Officer	Indefinite; Since February, 2006

Vice President, Citi Fund Services Ohio, Inc. (formerly, BISYS Fund Services Ohio, Inc.) June, 2006 to present. Staff Accountant, United States Securities and Exchange Commission October, 2004 to May, 2006. Director of Compliance, BISYS Fund Services Ohio, Inc., December, 1995 to October, 2004.

*              Officers hold their positions until a successor has been duly elected and qualified.

Each Trustee is nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. The characteristics that led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Michael M. Van Buskirk. Mr. Van Buskirk has been a Trustee since the 1992 and has served as Chairman of the Board of Trustees since 2006. Mr. Van Buskirk is the Chairman and Chief Executive Officer of the Ohio Bankers League, a financial trade association. Mr. Van Buskirk formerly was a senior executive of a major financial services company. Mr. Van Buskirk’s has deep knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under with the Trust operates.

Diane E. Armstrong. Ms. Armstrong is the Chairwomen of the Trust’s Audit Committee and is the Director of Financial Planning for WealthStone, a wealth management and financial planning firm. Ms. Armstrong has served on the Board of Trustees since 2004 and is Chairwomen of the Trust’s Audit Committee. Ms. Armstrong brings investment, auditing, budgeting and financial reporting skills to the Board of Trustees and her investment management background provides important insights into the needs of Fund shareholders.

Lucia B. Santini. Ms. Santini was appointed to the Board of Trustees in 2011 and serves as President of the Trust. Ms. Santini has been a Managing Director of Boston Trust Investment Management, Inc., the Funds’ Adviser, since 2001 and Senior Vice President and Senior Portfolio Manager of Boston Trust & Investment Management Company, the parent of the Adviser, since 1993. Ms. Santini brings operational, investment management and marketing knowledge to the Board of Trustees.

James H. Woodward. Mr. Woodward has served on the Board of Trustees since 2006 and is Chairman of the Trust’s Nominating Committee. Mr. Woodward is the Chancellor Emeritus of both North Carolina State University and the University of North Carolina at Charlotte. His strategic planning, organizational and leadership skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

BOARD COMMITTEES

The Board has established an Audit Committee, Nominating Committee and Valuation Committee to assist it in performing its oversight function. The Audit Committee, composed entirely of Independent Trustees, oversees the Trust’s accounting and financial reporting policies and practices and the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Audit Committee generally is responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including the performance of permissible non-audit services; (iv) reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitoring the auditor’s independence. The Audit Committee met two times during the last fiscal year. The Nominating Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for independent trustee membership on the Board. The Nominating Committee does not consider nominees recommended by shareholders. During the last fiscal year, the Nominating Committee held no meetings. The purpose of the Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, is to oversee the implementation of the Trust’s valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The Valuation Committee meets as necessary. The Board has determined that leadership by an Independent Trustee and a committee structure that is led by Independent Trustees is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund.

RISK OVERSIGHT

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by:

1.                                       Receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds;

2.                                       Reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures;

3.                                       Periodically meeting with portfolio management to review investment strategies, techniques and the processes used to manage related risks;

4.                                       Meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, transfer agent and independent registered public accounting firm to discuss the activities of the Funds;

5.                                       Engaging the services of the Chief Compliance Officer of the Trust to test the compliance procedures of the Trust and its service providers;

6.                                       Receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls

7.                                       Receiving reports from the investment adviser’s Chief Compliance Officer and the Trust’s Anti-Money Laundering Compliance Officer; and

8.                                       Receiving and reviewing an annual written report prepared by the Trust’s Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation.

The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

OWNERSHIP OF SECURITIES

As of June 30, 2012, the Trust’s Trustees and officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

For the year ended December 31, 2011, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:

INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*

Lucia B. Santini	Over $100,000	Over $100,000

INDEPENDENT TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*

Diane E. Armstrong	None	None

Michael M. Van Buskirk	Over $100,000	Over $100,000

James H. Woodward	$0 - $10,000	$0 - $10,000

*              “Family of Investment Companies” means The Boston Trust and Walden Funds.

The Officers of the Trust (other than the Chief Compliance Officer) receive no compensation directly from the Trust for performing the duties of their offices. Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Funds for acting as administrator and sub-transfer agent and for providing certain fund accounting services. Messrs. Barnes and Phipps are employees of Citi.

Trustees of the Trust not affiliated with Citi or the Adviser receive from the Trust, effective as of December 5, 2008, the following fees: a quarterly retainer fee of $2,000 per quarter; a regular meeting fee of $1,000 per meeting; a special in-person meeting fee of $1,000; a telephonic meeting fee of $500; and a $500 per meeting fee for all other committee meetings. Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with Citi do not receive compensation from the Trust.

For the fiscal year ended March 31, 2012 the Trustees received the following compensation from the Trust and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Trust’s investment adviser:

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUND AND FUND COMPLEX PAID TO THE TRESTEES*

Diane E. Armstrong	$12,000	$0	$0	$12,000

Lucia B. Santini**	$0	$0	$0	$0

Michael M. Van Buskirk	$12,000	$0	$0	$12,000

James H. Woodward	$12,000	$0	$0	$12,000

*              The “Fund Complex” consists of The Boston Trust and Walden Funds.

**            Ms. Santini was appointed to the Board on May 19, 2011. As an interested Trustee, Ms. Santini receives no compensation.

INVESTMENT ADVISER

Investment advisory and management services are provided to the Funds by Boston Trust Investment Management, Inc. (the “Adviser”), pursuant to an Investment Advisory Agreement dated as of September 30, 2004, as amended. The Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company, a Massachusetts chartered banking and trust company (“Boston Trust”), which in turn is a wholly-owned subsidiary of BTIM Corporation, a bank holding company organized as a Delaware corporation. Under the terms of the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each Fund pays the Adviser a fee, computed daily and paid monthly, at the following annual rates: Boston Trust Investment Fund 0.75% of average daily net assets; Boston Trust Equity Fund 0.75% of average daily net assets; Boston Trust Small Cap Fund 0.75% of average daily net assets; Boston Trust Midcap Fund 0.75% of average daily net assets; Boston Trust SMID Cap Fund 0.75% of average daily net assets; Walden Investment Fund 0.75% of average daily net assets; Walden Equity Fund 0.75% of average daily net assets; Walden Midcap Fund 0.75% of average daily net assets; Walden SMID Cap Innovations Fund 0.75% of average daily net assets and Walden Small Cap Fund 0.75% of average daily net assets.

The Investment Advisory Agreement for each Fund continues year to year for successive annual periods if, as to each Fund, such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined in the Funds’ Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Funds at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act, or for reasons as set forth in the Agreement.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

For each of the past three fiscal years ending March 31, the Funds paid the Adviser investment advisory fees pursuant to the terms of the Investment Advisory Agreement and the Adviser waived and/or reimbursed investment advisory fees pursuant to the terms of an expense limitation agreement in effect with respect to each of the Funds as follows:

FUND		2010		2011		2012
Boston Trust Asset Management Fund	Advisory Fees Paid	$1,315,294		$1,558,874	**	$1,847,873	***
	Waived and/Reimbursed	$44,935		$0		$0

Boston Trust Equity Fund	Advisory Fees Paid	$360,054		$415,918		$479,132	****
	Waived and/Reimbursed	$26,106		$13,866		$0

Boston Trust Midcap Fund	Advisory Fees Paid	$85,663		$151,132		$199,657
	Waived and/Reimbursed	$29,358		$27,687		$33,899

Boston Trust Small Cap Fund	Advisory Fees Paid	$642,565		$1,381,352		$2,096,847
	Waived and/Reimbursed	$72,080		$105,195		$60,584

Boston Trust SMID Cap Fund	Advisory Fees Paid	$0	*	$0	*	$7,496
	Waived and/Reimbursed	$0	*	$0	*	$11,533

Walden Asset Management Fund	Advisory Fees Paid	$261,765		$326,088		$379,758
	Waived and/Reimbursed	$38,125		$32,028		$33,900

Walden Equity Fund	Advisory Fees Paid	$457,536		$584,290		$702,014
	Waived and/Reimbursed	$63,210		$51,177		$26,043

Walden Midcap Fund	Advisory Fees Paid	$0	*	$0	*	$48,078
	Waived and/Reimbursed	$0	*	$0	*	$18,288

Walden Small Cap Innovations Fund	Advisory Fees Paid	$91,255		$228,601		$406,952
	Waived and/Reimbursed	$75,530		$61,924		$45,712

Walden SMID Cap Innovations Fund	Advisory Fees Paid	$0	*	$0	*	$0	*
	Waived and/Reimbursed	$0	*	$0	*	$0	*

*	The Fund had not commenced operations as of this period.
**	Includes $17,016 recoupment of amounts previously waived and/or reimbursed
***	Includes $80,412 recoupment of amounts previously waived and/or reimbursed
****	Includes $6,335 recoupment of amounts previously waived and/or reimbursed

As of March 31, 2012, the Adviser may recoup $4,171, $39,972, $90,944, $11,533, $237,860, $104,054, $140,430, $18,288 and $183,166 from the Funds as follows:

Funds	Amount	Expires	Funds	Amount	Expires
Boston Trust Asset Management Fund	$4,171	2013	Walden Asset Management Fund	$38,125	2013

Boston Trust Equity Fund	26,106	2013		32,028	2014
	13,866	2014		33,900	2015

Boston Trust Midcap Fund	29,358	2013	Walden Equity Fund	63,210	2013
	27,687	2014		51,177	2014
	33,899	2015		26,043	2015

Boston Trust SMID Cap Fund	11,533	2015	Walden Mid Cap Fund	18,288	2015

Boston Trust Small Cap Fund	72,080	2013	Walden Small Cap Innovations Fund	75,530	2013
	105,195	2014		61,924	2014
	60,584	2015		45,712	2015

PORTFOLIO MANAGER INFORMATION

Domenic Colasacco serves as Portfolio Manager for both the Boston Trust Asset Management Fund and the Boston Trust Equity Fund. Kenneth Scott serves as Portfolio Manager for the Boston Trust Small Cap Fund, the Boston Trust SMID Cap Fund, the Walden Small Cap Innovations Fund and the Walden SMID Cap Innovations Fund. William H. Apfel serves as Portfolio Manager for the Walden Asset Management Fund and the Walden Equity Fund and Stephen Amyouny serves as Portfolio Manager for the Boston Trust Midcap Fund. Stephen Franco serves as Portfolio Manager for both the Boston Trust SMID Cap Fund and the Walden SMID Cap Innovations Fund. Heidi Vanni serves as Portfolio Manager for both the Boston Trust SMID Cap Fund and the Walden SMID Cap Innovations Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of March 31, 2012:

PORTFOLIO MANAGER	OTHER REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED ($ MILLIONS)	OTHER POOLED INVESTMENT VEHICLE ACCOUNTS	ASSETS MANAGED ($ MILLIONS)	OTHER ACCOUNTS *	ASSETS MANAGED ($ MILLIONS)
DOMENIC COLASACCO	0	$0	2	$410.8	198	$1,065.0
KENNETH SCOTT	2	$195.0	2	$34.4	78	$922.7
STEPHEN AMYOUNY	0	$0	1	$5.0	94	$672.2
WILLIAM H. APFEL	0	$0	2	$241.0	83	$771.4
STEPHEN FRANCO	0	$0	0	$0	27	$239.7
HEIDI VANNI	0	$0	0	$0	19	$55.6

*	The majority of these other accounts are invested in one of the other pooled investment vehicles listed above.

The Adviser has no performance-based accounts.

Portfolio managers at the Adviser may manage accounts for multiple clients. Portfolio managers at the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

The compensation of the portfolio managers varies with the general success of the Adviser as a firm and its affiliates. Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Adviser and its affiliates for the given time period. The portfolio managers’ compensation is not linked to any specific factors, such as a Fund’s performance or asset level.

The Adviser’s compensation structure is designed to recognize cumulative contribution to its investment policies and process, and client service. Compensation incentives align portfolio manager interests with the long-term interest of clients. Short-term, return based incentives, which may encourage undesirable risk are not employed. Returns and portfolios are monitored for consistency with investment policy parameters.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the potential conflicts associated with managing multiple accounts for multiple clients.

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the Funds they manage as of March 31, 2012 is as follows:

PORTFOLIO MANAGER		DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
DOMENIC COLASACCO	Boston Trust Asset Management Fund	Over $1,000,000
	Boston Trust Equity Fund	$500,001 - $1,000,000

KENNETH SCOTT	Boston Trust Small Cap Fund	$10,001 - $50,000
	Boston Trust SMID Cap Fund	$10,001 - $50,000
	Walden Small Cap Innovations Fund	$10,001 - $50,000

STEPHEN AMYOUNY	Boston Trust Midcap Fund	$100,0001 - $500,000
	Walden Midcap Fund	$0

WILLIAM APFEL	Walden Equity Fund	Over $1,000,000
	Walden Asset Management Fund	$0

STEPHEN FRANCO	Boston Trust SMID Cap Fund	$50,001 - $500,000

HEIDI VANNI	Boston Trust SMID Cap Fund	$0

Code of Ethics

The Boston Trust & Walden Funds and the Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to securities trading practices of its personnel. Each Code permits covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

Portfolio Transactions

References to the Adviser with respect to portfolio transactions include its affiliate, Boston Trust & Investment Management Company. Pursuant to the Investment Advisory Agreement with respect to the Funds, the Adviser determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with the Funds’ investment objectives and restrictions, which securities are to be purchased and sold by the Funds, and which brokers are to be eligible to execute such Funds’ portfolio transactions.

Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing the Funds’ brokerage transactions which are in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Funds or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its respective agreement regarding management of the Funds. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the Adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which is fair and equitable to the Trust and the Funds. For each of the past three fiscal years ending March 31, the Funds paid commissions to firms that provide brokerage and research services to the Funds as follows:

FUND		2010		2011		2012
Boston Trust Asset Management Fund	Commissions	$16,675		$35,102		$24,096
	Aggregate Portfolio Transactions	$41,930,064		$49,444,056		$34,683,380

Boston Trust Equity Fund	Commissions	$5,605		$11,890		$10,378
	Aggregate Portfolio Transactions	$18,779,350		$17,647,735		$15,091,981

Boston Trust Midcap Fund	Commissions	$1,094		$8,395		$7,185
	Aggregate Portfolio Transactions	$9,184,019		$12,741,803		$10,618,861

Boston Trust Small Cap Fund	Commissions	$52,441		$65,663		$176,214
	Aggregate Portfolio Transactions	$112,837,419		$217,016,255		$223,506,544

Boston Trust SMID Cap Fund	Commissions	$0	*	$0	*	$1,195
	Aggregate Portfolio Transactions	$0	*	$0	*	$3,852,311

Walden Asset Management Fund	Commissions	$5,849		$10,997		$10,032
	Aggregate Portfolio Transactions	$15,908,937		$17,918,542		$18,851,856

Walden Equity Fund	Commissions	$9,650		$22,781		$17,048
	Aggregate Portfolio Transactions	$36,335,552		$28,265,432		$25,254,830

Walden Midcap Fund	Commissions	$0	*	$0	*	$8,051
	Aggregate Portfolio Transactions	$0	*	$0	*	$13,471,774

Walden Small Cap Innovations Fund	Commissions	$5,878		$6,940		$33,936
	Aggregate Portfolio Transactions	$15,925,158		$38,816,000		$36,206,119

Walden SMID Cap Innovations Fund	Commissions	$0	*	$0	*	$0	*
	Aggregate Portfolio Transactions	$0	*	$0	*	$0	*

*	The Fund had not commenced operations as of this period.

The Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers-dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Funds’ shares so long as such selection is based on the quality of the broker’s execution and not on its sales efforts.

Except as otherwise disclosed to the shareholders of the Funds and, as permitted by applicable laws, rules and regulations, the Trust will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates, and will not give preference to the Adviser’s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds, other funds of the Trust or any other investment company or account managed by the Adviser, but may be contemporaneous. Any such other fund, investment company or account may also invest in the same securities as the Trust on behalf of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund of the Trust managed by the Adviser, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect adversely the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire nor take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser, any of its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds or any other fund of the Trust.

For each of the past three fiscal years ending March 31, the Funds paid brokerage commissions as follows:

FUND	2010		2011		2012
Boston Trust Asset Management Fund	$48,825		$40,619		$24,098
Boston Trust Equity Fund	$21,290		$14,673		$10,380
Boston Trust Midcap Fund	$9,806		$10,180		$7,154
Boston Trust Small Cap Fund	$147,184		$208,538		$176,442
Boston Trust SMID Cap Fund	$0	*	$0	*	$1,916
Walden Asset Management Fund	$17,497		$14,714		$10,033
Walden Equity Fund	$37,750		$25,338		$17,050
Walden Midcap Fund	$0	*	$0	*	$8,051
Walden Small Cap Innovations Fund	$20,874		$33,672		$34,089
Walden SMID Cap Innovations Fund	$0	*	$0	*	$0	*

*              The Fund had not commenced operations as of this period.

Administrator and Fund Accounting Services

Citi serves as administrator (the “Administrator”) to the Funds pursuant to a Management and Administration Agreement dated as of March 23, 1999 (the “Administration Agreement”). Prior to its acquisition by Citigroup on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc. The Administrator assists in supervising all operations of the Funds.

Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefore; compile data for, assist the Trust or its designee in the preparation of, and file all of the Funds’ federal and state tax returns and required tax filings other than those required to be made by the Funds’ custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; assist to the extent requested by the Trust with the Trust’s preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds’ operations. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a tiered fee from the Trust for its services as Administrator pursuant to an Administration Agreement. The fee is calculated daily and paid periodically at an annual rate of up to 0.15% of the Funds’ average daily net assets on the first $250 million in Trust assets, 0.13% on Trust assets in excess of $250 million and up to $500 million, 0.11% on Trust assets in excess of $500 million and up to $750 million and 0.09% on Trust assets in excess of $750 million.

For each of the past three fiscal years ending March 31, the Funds paid the Administrator total Administration Fees as follows:

FUND		2010		2011		2012
Boston Trust Asset Management Fund	Administrative Fees Paid	$357,090		$422,609		$453,899
	Administrative Fees Voluntarily Waived	$102,094		$136,554		$154,412

Boston Trust Equity Fund	Administrative Fees Paid	$99,456		$115,179		$121,376
	Administrative Fees Voluntarily Waived	$28,005		$36,462		$41,273

Boston Trust Midcap Fund	Administrative Fees Paid	$26,472		$44,410		$51,301
	Administrative Fees Voluntarily Waived	$6,693		$13,302		$17,468

Boston Trust Small Cap Fund	Administrative Fees Paid	$175,409		$373,124		$536,687
	Administrative Fees Voluntarily Waived	$50,265		$121,777		$182,005

Boston Trust SMID Cap Fund	Administrative Fees Paid	$0	*	$0	*	$1,755
	Administrative Fees Voluntarily Waived	$0	*	$0	*	$521

Walden Asset Management Fund	Administrative Fees Paid	$76,293		$93,388		$97,401
	Administrative Fees Voluntarily Waived	$20,319		$28,564		$33,082

Walden Equity Fund	Administrative Fees Paid	$125,690		$160,000		$180,184
	Administrative Fees Voluntarily Waived	$35,525		$51,264		$61,254

Walden Midcap Fund	Administrative Fees Paid	$0	*	$0	*	$11,874
	Administrative Fees Voluntarily Waived	$0	*	$0	*	$3,794

Walden Small Cap Innovations Fund	Administrative Fees Paid	$28,578		$65,793		$103,944
	Administrative Fees Voluntarily Waived	$7,141		$20,187		$35,071

Walden SMID Cap Innovations Fund	Administrative Fees Paid	$0	*	$0	*	$0	*
	Administrative Fees Voluntarily Waived	$0	*	$0	*	$0	*

*              The Fund had not commenced operations as of this period.

The Administration Agreement is renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days’ notice by the Trust’s Board of Trustees or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

In addition, Citi provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated as of March 23, 1999. Under such Agreement, Citi maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds’ custodian, affirmation to the Funds’ custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds’ custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Distributor

BHIL serves as agent for each of the Funds in the distribution of its Shares pursuant to an Underwriting Agreement dated as of August 1, 2012 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue in effect for successive annual periods if, as to each Fund, such continuance is approved at least annually by (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) by the vote of a majority of the Trustees of the Funds who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

In its capacity as distributor, BHIL enters into selling agreements with intermediaries that solicit orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds’ shares. BHIL receives an annual base fee of $17,500 under the Underwriting Agreement, plus per item fees for sales literature review and dealer set-up. The Trust compensates the Distributor for the review and maintenance of the Trust’s website and reimburses the Distributor for out-of-pocket expenses.

Custodian

Boston Trust & Investment Management Company, One Beacon Street, Boston, Massachusetts 02108 (the “Custodian”), serves as the Funds’ custodian pursuant to the Custody Agreement dated as of December 8, 2005. The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian is an affiliate of the Funds and it receives fees for the custodial services it provides.

Transfer Agency Services

Boston Trust & Investment Management Company serves as transfer agent and dividend disbursing agent (the “Transfer Agent”) for all of the Funds pursuant to the Transfer Agency Agreement dated as of March 23, 1999. Pursuant to such Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund’s shareholders of record: maintenance of shareholder records for each of the Fund’s shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record. Citi serves as sub-transfer agent for NSCC clearing arrangements under a Sub-Transfer Agency Agreement dated February 24, 2010.

Shareholder Services Agreements

The Fund has authorized certain financial intermediaries to accept purchase and redemption orders on their behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Funds are entitled to enter into Shareholder Services Agreements pursuant to which the Funds are authorized to make payments to certain entities which may include investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, a Fund is authorized to pay an Authorized Service Provider (which include affiliates of the Funds) a shareholder services fee which may be based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the Authorized Service Provider for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship, on a fixed dollar amount for each account serviced by the Authorized Service Provider, or some combination of each of those methods of calculation. Among the types of shareholder services that may be compensated under the Agreements are: (1) answering customer inquiries of a general nature regarding the Funds; (2) responding to customer inquiries and requests regarding statements of additional information, reports, notices, proxies and proxy statements, and other Fund documents; (3) delivering prospectuses and annual and semi-annual reports to beneficial owners of Fund shares; (4) assisting the Funds in establishing and maintaining shareholder accounts and records; (5) assisting customers in changing account options, account designations and account addresses; (6) sub-accounting for all Fund share transactions at the shareholder level; (7) crediting distributions from the Funds to shareholder accounts; (8) determining amounts to be reinvested in the Funds; and (9) providing such other administrative services as may be reasonably requested and which are deemed necessary and beneficial to the shareholders of the Funds.

PAYMENT OF ADDITIONAL CASH COMPENSATION

On occasion, the Adviser may make payments out of its resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of a Fund, the amount a Fund will receive as proceeds from such sales and other the expenses paid by a Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (a) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (b) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (c) placement by a financial intermediary on its offered, preferred, or recommended fund list; (d) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (e) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (f) providing shareholder and administrative services; and (g) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on positions held or, in the case of platform access fees, fixed dollar amounts.

The Adviser and its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Independent Registered Public Accounting Firm

The independent registered public accounting firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent accountants for the Funds for their current fiscal year. The independent registered public accounting firm performs an annual audit of the Funds’ financial statements and provides other related services. Reports of their activities are provided to the Trust’s Board of Trustees.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, is counsel to the Trust.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Funds are a Massachusetts business trust organized on January 8, 1992. The Trust’s Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Funds consists of several funds organized as separate series of shares. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Funds will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Funds. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be acted effectively upon with respect to the Funds only if approved by a majority of the outstanding shares of the Funds. However, Rule 18f-2 also provides that the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Ms. Santini is a Senior Vice President and Senior Portfolio Manager of Boston Trust & Investment Management Company (the “Bank”), which has discretionary voting and investment authority over Fund shares held in client discretionary accounts. Ms. Santini also owns over 10% of the outstanding shares of BTIM, Corp., the holding company for the Bank. As a result, Ms. Santini and/or the Bank may be deemed to have control over certain Funds.

The following tables set forth information concerning such persons that, to the knowledge of the Trust’s Board of Trustees, owned, of record or beneficially, at least five percent of a Fund’s Shares as of June 30, 2012:

Fund	Name and Address	Percent Ownership	Nature of Ownership

Boston Trust Asset Management Fund	Boston Trust & Investment Management Co.	93.18%	Record
	One Beacon Street
	Boston, MA 02108

Boston Trust Equity Fund	Boston Trust & Investment Management Co.	99.21%	Record
	One Beacon Street
	Boston, MA 02108

Boston Trust Midcap Fund	Boston Trust & Investment Management Co.	98.39%	Record
	One Beacon Street
	Boston, MA 02108

Boston Trust SMID Cap Fund	Boston Trust & Investment Management Co.	59.61%	Record
	One Beacon Street
	Boston, MA 02108

	Wells Fargo Bank N.A	24.81%	Record
	1525 West W.T. Harris Blvd
	Charlotte, NC 28262-1151

	SEI Private Trust Company	15.39%	Record
	One Freedom Valley Drive
	Oaks, PA 19456

Boston Trust Small Cap Fund	National Financial Services	16.54%	Record
	200 Liberty Street, 5th Floor
	1 World Financial
	New York, NY 10281

	Wells Fargo Bank N.A	12.26%	Record
	1525 West W.T. Harris Blvd
	Charlotte, NC 28262-1151

	Boston Trust & Investment Management Co.	11.84%	Record
	One Beacon Street
	Boston, MA 02108

	Charles Schwab & Co., Inc.	11.72%	Record
	101 Montgomery Street
	San Francisco, CA 94104

	Fidelity Investments	5.40%	Record
	100 Magellan Way
	Covington, KY 41015-1987

Walden Asset Management Fund	Boston Trust & Investment Management Co.	71.54%	Record
	One Beacon Street
	Boston, MA 02108

	JP Morgan Chase Bank	24.84%	Record
	4 NY Plaza
	New York, NY 10004

Walden Equity Fund	JP Morgan Chase Bank	28.54%	Record
	4 NY Plaza
	New York, NY 10004

	Charles Schwab & Co., Inc.	27.04%	Record
	101 Montgomery Street
	San Francisco, CA 94104

	Boston Trust & Investment Management Co.	26.87%	Record
	One Beacon Street
	Boston, MA 02108

Walden Midcap Fund	Boston Trust & Investment Management Co.	98.93%	Record
	One Beacon Street
	Boston, MA 02108

Walden Small Cap Innovations Fund	Boston Trust & Investment Management Co.	36.83%	Record
	One Beacon Street
	Boston, MA 02108

	Charles Schwab & Co., Inc.	26.30%	Record
	101 Montgomery Street
	San Francisco, CA 94104

Walden SMID Cap Innovations Fund	Boston Trust & Investment Management Co.	100.00%	Record
	One Beacon Street
	Boston, MA 02108

The Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

Vote Of A Majority Of The Outstanding Shares

As used in the Prospectus and this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of the Funds means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Funds’ shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the Funds is treated as a separate entity for federal income tax purposes and intends each year to qualify and elect to be treated as a “regulated investment company” under the Code, for so long as such qualification is in the best interest of that Fund’s shareholders. To qualify as a regulated investment company, each Fund must, among other things:

diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and, distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Funds’ investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98.2% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Funds would be subject to a non-deductible excise tax equal to 4% of the deficiency.

Although the Funds expect to qualify as a “regulated investment company” and thus to be relieved of all or substantially all of their federal income tax liability, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Funds do not qualify for the special tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to their Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

It is expected that each Fund will distribute annually to Shareholders all or substantially all of the Fund’s net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds and designated as capital gain dividends, whether paid in cash or reinvested in Fund shares, will be taxable to Shareholders. The Code generally provides through 2011 for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions resulting from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment company are not treated as “qualified foreign corporations.” Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

Foreign taxes may be imposed on the Funds by foreign countries with respect to its income from foreign securities, if any. It is expected that, because less than 50% in value of each Fund’s total assets at the end of its fiscal year will be invested in stocks or securities of foreign corporations, none of the Funds will be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by the Funds. Any such taxes will be taken as a deduction by the Funds.

The Funds may be required by federal law to withhold and remit to the U.S. Treasury 28% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Funds by the Shareholder, if such Shareholder (1) fails to furnish the Trust with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Trust that he or she is not subject to such withholding. An individual’s taxpayer identification number is his or her Social Security number.

Information as to the Federal income tax status of all distributions will be mailed annually to each Shareholder.

CAPITAL LOSS CARRYFORWARDS. As of March 31, 2012, the following Funds had net capital loss carryforwards, which are available to offset future realized gains. To the extent these carryforwards are used to offset future gains, it is probable that the amounts offset will not be distributed to shareholders.

Pre-enactment capital loss carryforwards subject to expiration:

Fund	Amount	Expires
Boston Trust Asset Management Fund (formerly, Boston Trust Balanced Fund)	$1,026,752	2018
Boston Trust Equity Fund	215,735	2017
Boston Trust Equity Fund	2,441,640	2018
Walden Asset Management Fund (formerly, Walden Balanced Fund)	458,864	2018
Walden Equity Fund	2,727,725	2018

Post-enactment capital loss carryforwards not subject to expiration:

Fund	Short-Term Amount	Long Term Amount
Walden Midcap Fund	$34,617	$—

Net short-term or long-term capital losses realized in the tax years beginning after April 1, 2012 will be applied as capital loss realized in the following tax year before application to any capital loss carryovers from tax years ending on or before March 31, 2011 as summarized in the above schedule.

MARKET DISCOUNT. If any of the Funds purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Funds in each taxable year in which the Funds own an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Funds at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Funds, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Funds may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Funds at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to Shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstance, the Funds may recognize gain from the constructive sale of an appreciated financial position. If the Funds enter into certain transactions in property while holding substantially identical property, the Funds would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Funds’ holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time the Funds actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its Shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Funds would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as an ordinary dividend, reducing each Shareholder’s basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Funds receive a so-called “excess distribution” with respect to PFIC stock, the Funds themselves may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Funds to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC shares. The Funds will themselves be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Funds would be required to include in their gross income their share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Funds’ PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

YIELDS AND TOTAL RETURNS

YIELD CALCULATIONS. Yields on each Fund’s Shares are computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The net investment income per share of a Fund earned during the period is based on the average daily number of Shares of that Fund outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

a - b
Yield = 2 [(cd + 1)exp(6) - 1]

Where:	a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.
d = maximum offering price per Share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held by the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

During any given 30-day period, the Adviser and the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

TOTAL RETURN CALCULATIONS. Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in Shares of that Fund immediately rather than paid to the investor in cash. A Fund computes the average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual
Total Return	= [(ERV/P)exp(1/n)-1]

Where: ERV		=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
	P	=	hypothetical initial payment of $1,000.
	n	=	period covered by the computation, expressed in terms of years.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return = [(ERV/P)-1]

ERV	=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
P	=	hypothetical initial payment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes

(after taxes on distributions) = [(ATV(D)/P)exp(1/n)-1]

Where:	P	= a hypothetical initial payment of $1,000.
	n	= number of years.
	ATV(D)	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods after taxes on fund distributions but not after taxes on redemption.

The Funds compute their average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual Total Return After Taxes

(after taxes on distributions and redemptions) = [(ATV(DR)/P)exp 1/n -1]

Where:	P	= a hypothetical initial payment of $1,000.
	n	= number of years.
	ATV(DR)	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

Performance of Predecessor Collective Investment Fund. The Boston Trust Small Cap Fund commenced operations on December 16, 2005, subsequent to the transfer of assets from a collective investment fund (“Collective Fund”) operated by the Adviser with substantially similar investment objectives, policies and guidelines. The performance data for the Boston Trust Small Cap Fund includes the performance of the Collective Fund for periods prior to the Boston Trust Small Cap Fund’s commencement of operations as adjusted to reflect the expenses of the Fund.

PERFORMANCE COMPARISONS

Investors may analyze the performance of the Funds by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor’s Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron’s, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, USA Today and local periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples must state clearly that they are based on an express set of assumptions and are not indicative of the performance of any Fund.

Current yields or total return will fluctuate from time to time and may not be representative of future results. Accordingly, a Fund’s yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund’s quality, composition and maturity, as well as expenses allocated to such Fund.

PROXY VOTING

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the “Group Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policy”) which are described below. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between a Fund’s Shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Adviser on the appropriate course of action.

The Policy is designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those of shareholders. The Adviser generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Adviser will monitor situations that may result in a conflict of interest between a Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-282-8782, ext. 7050, (2) on the Funds’ Form N-PX on the Securities and Exchange Commission’s website at http://www.sec.gov., or (3) on the Funds’ website at www.btim.com.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities. A complete list of the Funds’ portfolio holdings is made publicly available (i) on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q and (ii) monthly on the Funds’ website at www.btim.com within five business days following a month end. As a general matter, in order to protect the confidentiality of the Funds’ portfolio holdings, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except: (1) to service providers that require such information in the course of performing their duties (such as the Funds’ custodian, fund accountants, investment adviser, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality; (2) in marketing materials, provided that the information regarding the portfolio holdings contained therein is at least five days old as measured from the ending of the preceding month; or (3) pursuant to certain enumerated exceptions that serve a legitimate business purpose. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as Morningstar Investment Services, Inc. and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) if prior to public disclosure, sign a written confidentiality agreement, or where the Board of Trustees has determined that the polices of the recipient are adequate to protect the information that is disclosed. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement. Such disclosures must be authorized by the President or Chief Compliance Officer of the Trust and shall be reported periodically to the Board.

Neither the Funds nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of a majority of the Board of Trustees upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. Any amendments to these policies and procedures must be approved and adopted by the Board of Trustees. The Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures, as necessary.

MISCELLANEOUS

Individual Trustees are generally elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals.

The Trust is registered with the Commission as an investment management company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of each Fund appearing in the Funds’ Annual Report to Shareholders for the fiscal year or period ended March 31, 2012 have been audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, and are incorporated by reference herein.